Fourth Quarter 2011 & 2012 Forecast Earnings Conference Call February 2, 2012 Exhibit 99.2

02/02/12 Proprietary and Confidential 2
Safe Harbor
Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private
Securities Litigation Reform Act of 1995. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, a slowdown of the economic recovery and decreases in freight demand, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to soft economic conditions, uncertainty or decline in economic and market conditions affecting demand for our services, a decline in the market for used vehicles resulting in a decline in residual values of our lease or rental vehicles, competition from other service providers, customer retention levels, unexpected volatility or declines in automotive or high-tech volume, loss of key customers in the Supply Chain Solutions (SCS) business segment, unexpected reserves or write-offs due to the deterioration of the credit worthiness or bankruptcy of customers, changes in financial, tax or regulatory requirements or changes in customers’ business environments that will limit their ability to commit to long-term vehicle leases, a decrease in credit ratings, increased debt costs resulting from volatile financial markets, inability to achieve planned synergies and customer retention levels or anticipate costs and liabilities from acquisitions, labor strikes or work stoppages affecting our or our customers’ business operations, driver and technician shortages and increasing driver cost adequacy of accounting estimates, reserves and accruals particularly with respect to pension, taxes, insurance and revenue, a decline in pension plan returns, changes in obligations relating to multi-employer plans, sudden or unusual changes in fuel prices, our ability to manage our cost structure, new accounting pronouncements, rules or interpretations, changes in government regulations, new proposed changes in lease accounting rules, the inability to comply with government regulations particularly relating to various state and federal privacy, employment and environmental regulations, new legal proceedings or unanticipated outcomes in existing legal proceedings and the risks described in our filings with the Securities and Exchange
Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contents Fourth Quarter 2011 Results Overview Asset Management Update 2012 Forecast Q & A 02/02/12 3 Proprietary and Confidential

02/02/12 Proprietary and Confidential 4
4th Quarter Results Overview
Earnings per diluted share from continuing operations were $0.92 in 4Q11 vs.
$0.80 in 4Q10
– 4Q11 included a $0.05 charge for acquisition-related restructuring costs
– 4Q10 included a $0.15 net benefit related to income taxes, partially offset by restructuring and other items
Comparable earnings per share from continuing operations were $0.97 vs.
$0.65 in 4Q10
Total revenue increased 17% (and operating revenue increased 16%) vs. prior year reflecting the impact of acquisitions and organic revenue growth

Proprietary and Confidential 5
Key Financial Statistics
Fourth Quarter
($ Millions, Except Per Share Amounts)
Note:  Amounts throughout presentation may not be additive due to rounding.
(1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures.
(2) Includes discontinued operations and restructuring charges and other items.
02/02/12
2011 2010 % B/(W)
Operating Revenue
(1)
1,237.0 $      1,061.9 $      16%
Fuel Services and Subcontracted Transportation Revenue 304.0 251.5 21%
Total Revenue
1,541.1 $
1,313.4 $      17%
Earnings Per Share From Continuing Operations 0.92 $           0.80 $           15%
Comparable Earnings Per Share From Continuing Operations
(1)
0.97 $           0.65 $           49%
Earnings Per Share
(2)
0.93 $           0.72 $           29%
Memo:
Average
Shares (Millions) -
Diluted
50.7 51.0
Tax Rate From Continuing Operations 34.8% 16.4%
Comparable Tax Rate From Continuing Operations
(1)
34.4% 35.9%

02/02/12 Proprietary and Confidential 6
Key Financial Statistics
Full Year
($ Millions, Except Per Share Amounts)
(1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures.
(2) Includes discontinued operations and restructuring charges and other items.
2011 2010 % B/(W)
Operating Revenue
(1)
4,814.6 $      4,158.2 $      16%
Fuel Services and Subcontracted Transportation Revenue 1,236.0 978.1 26%
Total Revenue
6,050.5 $      5,136.4 $      18%
Earnings Per Share From Continuing Operations 3.31 $           2.37 $           40%
3.49 $           2.22 $           57%
Earnings Per Share
3.28 $           2.25 $           46%
Memo:
50.9 51.9
Tax Rate From Continuing Operations 38.7% 33.1%
36.7% 38.3%
5.7% 4.8%
Comparable Tax Rate From Continuing Operations
(1)
Adjusted Return on Capital
(Trailing

month)
(1)
Average Shares
(Millions)
- Diluted
Comparable Earnings Per Share From Continuing Operations
(1)
(2)

02/02/12 Proprietary and Confidential 7
4th Quarter Results Overview - FMS
Fleet Management Solutions (FMS) total revenue up 13% (and operating revenue up 12%) vs. prior year
– Contractual revenue up 4%
– Full service lease revenue up 5%
– Contract maintenance revenue decreased 1%
– Commercial rental revenue up 38%
– Fuel revenue up 18% due primarily to increase in fuel pass-throughs
FMS earnings before tax (EBT) up 41%
– FMS EBT percent of operating revenue up 180 basis points to 8.6%
FMS earnings positively impacted by better commercial rental performance, acquisitions and improved used vehicle sales results
– These benefits were partially offset by higher maintenance costs on an older fleet, investments in sales and marketing, and higher compensation-related expenses

02/02/12 Proprietary and Confidential 8
4th Quarter Results Overview – SCS / DCC
Supply Chain Solutions (SCS) total revenue up 26% (and operating revenue up
26%) vs. prior year due to the TLC acquisition and new business
SCS earnings before tax (EBT) up 44%
– SCS EBT percent of operating revenue up 70 basis points to 5.5%
SCS earnings increased due to the TLC acquisition, favorable insurance development and new business
Dedicated Contract Carriage (DCC) total revenue up 29% (and operating revenue up 23%) due to the Scully acquisition and higher fuel pass-throughs
DCC earnings before tax (EBT) up 7%
– DCC EBT percent of operating revenue down 70 basis points to 4.8%
DCC earnings increased due to favorable insurance development, partially offset by lower operating performance

02/02/12 Proprietary and Confidential 9
Business Segments
Fourth Quarter
($ Millions)
(1)
(1)
(2)
2011 2010 % B/(W) 2011 2010 % B/(W)
Operating Revenue:
(1)
Fleet Management Solutions 813.3 $    726.3 $   12% 1,074.7 $ 948.1 $   13%
Supply Chain Solutions 324.7 258.3 26% 408.7 325.1 26%
Dedicated Contract Carriage 147.1 119.3 23% 156.6 121.8 29%
Eliminations (48.1) (41.9) (15)% (98.9) (81.6) (21)%
Total 1,237.0 $ 1,061.9 $ 16% 1,541.1 $ 1,313.4 $ 17%
Segment Earnings Before Tax:
Fleet Management Solutions 69.9 $      49.5 $      41%
Supply Chain Solutions 17.8 12.3 44%
Dedicated Contract Carriage 7.0 6.5 7%
Eliminations (7.1) (4.8) (49)%
87.6 63.6 38%
Central Support Services (Unallocated Share) (11.1) (10.8) (3)%
76.4 52.8 45%
(3.3) (3.2) NM
Earnings Before Income Taxes 73.1 49.6 47%
Provision for Income Taxes (25.4) (8.1) (212)%
Earnings from Continuing Operations 47.7 $      41.5 $      15%
50.1 $      33.8 $      48%
Net Earnings 48.1 $      37.1 $      30%
Memo: Total Revenue
Earnings Before Restructuring and Income Taxes
Restructuring and Other Charges, Net and Other Items
Comparable Earnings from Continuing Operations
(1)
Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures
(2)
Our primary measure of segment financial performance excludes restructuring and other charges, net and other items.  The applicable portion of the restructuring and other items that related to each segment was as follows:  FMS – ($3.3) in 2011, and SCS – ($3.2) in 2010.

02/02/12 Proprietary and Confidential 10
Business Segments
Full Year
($ Millions)
2011 2010 % B/(W) 2011 2010 % B/(W)
Operating Revenue:
(1)
Fleet Management Solutions 3,135.9 $ 2,846.5 $ 10% 4,218.3 $ 3,712.2 $ 14%
Supply Chain Solutions 1,290.9 1,005.0 28% 1,605.4 1,252.3 28%
Dedicated Contract Carriage 566.6 468.5 21% 600.7 482.6 24%
Eliminations (178.8) (161.8) (11)% (373.8) (310.6) (20)%
Total 4,814.6 $ 4,158.2 $ 16% 6,050.5 $ 5,136.4 $ 18%
Segment Earnings Before Tax :
Fleet Management Solutions 250.1 $    172.2 $   45%
Supply Chain Solutions 69.5 47.1 47%
Dedicated Contract Carriage 32.5 31.0 5%
Eliminations (24.2) (19.3) (26)%
327.9 231.0 42%
Central Support Services (Unallocated Share) (42.7) (41.5) (3)%
Earnings Before Restructuring and Income Taxes
(1)
285.2 189.5 51%
Restructuring and Other Charges, Net and Other Items
(2)
(5.8) (3.2) NM
Earnings Before Income Taxes 279.4 186.3 50%
Provision for Income Taxes (108.0) (61.7) (75)%
Earnings from Continuing Operations 171.4 $    124.6 $   38%
Comparable Earnings from Continuing Operations
(1)
180.6 $    117.0 $   54%
Net Earnings 169.8 $    118.2 $   44%
Memo: Total Revenue
(1)
Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures.
(2)
Our primary measure of segment financial performance excludes restructuring and other charges, net and other items. The applicable portion of the restructuring and other items that related to each segment was as follows:  FMS – ($5.7) and DCC – ($0.01) in 2011, and SCS – ($3.2) in 2010.

02/02/12 Proprietary and Confidential 11
Capital Expenditures
2011 $
2011 2010 O/(U) 2010
Full Service Lease 1,067 $   647 $      420 $
Commercial Rental 622         379         244
Operating Property and Equipment 71           62           8
Gross Capital Expenditures 1,760      1,088      672
Less: Proceeds from Sales (Primarily Revenue Earning Equipment) 300         235         66
Less: Sale and Leaseback of Revenue Earning Equipment 37           -               37
Net Capital Expenditures 1,422 $   853 $      569 $
Memo: Acquisitions 362 $      212 $      150 $
Full Year
($ Millions)

02/02/12 Proprietary and Confidential 12
Cash Flow from Continuing Operations
Full Year
($ Millions)
2011 2010
Earnings from Continuing Operations 171 $              125 $
Depreciation 872                  834
Gains on Vehicle Sales, Net (63)                   (29)
Amortization and Other Non-Cash Charges, Net 57                     57
Pension Contributions (65)                   (64)
Changes in Working Capital and Deferred Taxes 69                     105
Cash Provided by Operating Activities 1,042              1,028
Proceeds from Sales (Primarily Revenue Earning Equipment) 300                  235
Proceeds from Sale and Leaseback of Assets 37                     -
Collections of Direct Finance Leases 62                     62
Other, Net -                        3
Total Cash Generated
(1)
1,442              1,328
Capital Expenditures
(2)
(1,699)             (1,070)
     Free Cash Flow
  (1)(3)
(257) $             258 $
(1) Non-GAAP financial measure; refer to Appendix – Non-GAAP Financial Measures.
(2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment.
(3) Free Cash Flow excludes acquisitions and changes in restricted cash.

02/02/12 Proprietary and Confidential 13
Debt to Equity Ratio
Note: Includes impact of accumulated net pension related equity charge of $595 million as of 12/31/11 and $423 million as of 12/31/10.
(1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures; refer to Appendix – Non-GAAP Financial Measures.
(2) Represents long term total obligations to equity target of 250 - 300% while maintaining a strong investment grade rating.
($ Millions)
(1)
(2)
12/31/11 12/31/10
Balance Sheet Debt 3,382 $              2,747 $
    Percent To Equity
257% 196%
Total Obligations
(1)
3,446 $              2,847 $
    Percent To Equity
(1)
261% 203%
Total Equity 1,318 $              1,404 $
2010 Equity 1,404 $
Earnings 170
Net Pension Charge
(173)
Dividends & Other (83)
2011 Equity 1,318 $
Change to Total Equity
275%
234%
201%
146%
129%
151%
168%
157%
225%
183%
203%
261%
275%
0%
50%
100%
150%
200%
250%
300%
12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 Long
Term
Target
Midpoint
Total Obligations to
Equity
Balance Sheet Debt
to Equity

Contents Fourth Quarter 2011 Results Overview Asset Management Update 2012 Forecast Q & A 02/02/12 14 Proprietary and Confidential

02/02/12 Proprietary and Confidential 15
Units held for sale were 6,300 at quarter end, up 21% from 5,200 units held for sale in the prior year
– Used vehicle inventory is at the low end of our target range
The number of used vehicles sold in the fourth quarter were 4,200, up 5% from the prior year
Proceeds per unit were up 29% for tractors and were unchanged for trucks in the fourth quarter compared with prior year (excluding the impact of exchange rates)
– Proceeds per unit were up 5% for tractors and down 3% for trucks vs. the prior quarter
Vehicles no longer earning revenue were 8,900 at quarter-end, up 1,700 or 24% from the prior year
Average fourth quarter total commercial rental fleet was up 31% year-over-year (13%
excluding acquisitions)
Global Asset Management Update
(1)
(1) Units rounded to nearest hundred.

Contents Fourth Quarter 2011 Results Overview Asset Management Update 2012 Forecast Q & A 02/02/12 16 Proprietary and Confidential

02/02/12 Proprietary and Confidential 17
2012 Forecast Assumptions
General
Moderate economic growth
Improved new sales in all segments
Higher pension costs
Foreign exchange rates assume continued strengthening of the dollar
Higher contractual sales and better renewal rates resulting in continued organic fleet growth throughout the year
Increased rental pricing and demand, with a larger fleet
Higher volume of used vehicle sales with stable pricing
Partial carryover benefits from prior year’s acquisition
Depreciation residual benefit due to higher historical vehicle pricing
Margin benefits resulting from organic growth and productivity initiatives will be partially offset by higher maintenance costs on a slightly older lease fleet
Increased investment for fleet replacement, growth and higher new vehicle costs
FMS

02/02/12 Proprietary and Confidential 18
SCS
Revenue growth due to new business and higher volumes
Margin improvement driven by revenue growth
Operational initiatives in the dedicated service offering contribute to improved margin
2012 Forecast Assumptions

Proprietary and Confidential 19
Key Financial Statistics
(1) Non-GAAP financial measure; refer to Appendix – Non-GAAP Financial Measures.
($ Millions, Except Per Share Amounts)
Note: Earnings per share amounts are calculated independently for each component and may not be additive due to rounding.
02/02/12
2011 % B / (W)
Revenue:
Operating
(1)
$ 5,100 4,815 $     6%
Fuel Services and Subcontracted Transportation 1,200 1,236 (3)%
Total Revenue $ 6,300 6,051 $     4%
Earnings From Continuing Operations:
Earnings Before Income Taxes $ 320 - 328 279 $         15 - 17%
Earnings $ 205 - 210 171 $         20 - 23%
Comparable Earnings Before Income Taxes
(1)
$ 322 - 329 285 $         13 - 15%
Comparable Earnings
(1)
$ 206 - 211 181 $         14 - 17%
Earnings Per Share (EPS) From Continuing Operations:
EPS $ 3.98 - 4.08 3.31 $        20 - 23%
Comparable EPS
(1)
$ 4.00 - 4.10 3.49 $        15 - 17%
Memo:   Average Shares (Millions) - Diluted 50.9 50.9
Tax Rate 35.9% 38.7%
Comparable Tax Rate
(1)
35.9% 36.7%
Adjusted Return on Capital (
Trailing 12 Month )
(1)
5.9% 5.7%
2012
Forecast

02/02/12 Proprietary and Confidential 20
Business Segment Revenue
(1) Includes fuel revenue.
(2) Includes full service lease and contract maintenance.
(3) Represents combined reporting of SCS and DCC activity.
(4) Includes subcontracted transportation revenue.
2012 Forecast Midpoint Change % vs. 2011
Fleet Management Solutions:
Total Revenue
(1)
6%
Contractual Revenue
(2)
5%
Commercial Rental Revenue 17%
Operating Revenue
8%
Supply Chain Solutions:
(3)
Total Revenue
(4)
1%
Operating Revenue 2%

$4.00 - 4.10
$3.49
$0.05
$0.09
$0.14
$0.22
$0.13 - 0.17
$0.25 - 0.29
($0.18)
($0.11 - 0.13)
($0.06)
2011 EPS Pension
Plans
Strategic
Investments &
Other
Foreign
Exchange
Tax
Rate
SCS Acquisitions
(Completed in
2011)
Depreciation /
Residual Impact
FMS
Contractual
Commercial
Rental
2012 Forecast
EPS
02/02/12 Proprietary and Confidential 21
2012 Causes of EPS Change
($ Earnings Per Share)
(1) 2011 Comparable EPS is a Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures.
(1)

02/02/12 Proprietary and Confidential 22
Capital Expenditures, Cash Flow & Leverage
Full Year
($ Millions)
(1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures.
(2)
Free Cash Flow excludes acquisitions. Acquisitions totaled $362 million in 2011.
2012
Forecast 2011
Full Service Lease - Replacement $ 1,120 - 1,200
Full Service Lease - Growth 290 - 310
Full Service Lease 1,410 - 1,510 1,067 $
Commercial Rental - Replacement 450
Commercial Rental - Growth 140
Commercial Rental 590 622
Operating Property and Equipment 100 71
Gross Capital Expenditures 2,100 - 2,200 1,760
Less: Proceeds from Sales 390 300
- 37
Net Capital Expenditures 1,710 - 1,810 1,422
Cash Provided by Operating Activities 1,215 - 1,255 1,042
Total Cash Generated
(1)
1,670 - 1,710 1,442
Free Cash Flow
(1) (2)
(400) - (460) (257) $
Total Obligations to Equity
(1)
261% - 265% 261%
Less: Proceeds from Sale and Leaseback

7.7%
7.8%
7.9%
7.4%
7.3%
6.3%
6.1%
5.7%
5.9%
6.9%
6.8%
6.7%
6.6%
6.5%
4.1%
4.8%
5.5%
5.0%
2004
2005
2006
2007
2008
2009
2010
2011

Ryder

Adjusted Return on Capital
(1)
History
Proprietary and Confidential 23
Return on Equity 15.3% 14.6% 15.5%      14.2% 11.2% 4.4% 8.4% 11.9% 15.1%
Adjusted Total
Capital
(1)
$3,359 $3,846 $4,184 $4,789 $4,841 $4,244 $4,030 $4,588 $5,171
ROC O/(U) COC 0.8% 1.0% 1.2%      0.8% 0.8% (2.2)% (1.3)% 0.2% 0.9%
02/02/12
(1) Non-GAAP financial measure; refer to Appendix – Non-GAAP Financial Measures. Adjusted Total Capital represents Adjusted Average Total Capital in millions.
2012
Forecast
Adjusted
Return on
Capital (ROC)
(1)
Cost of
Capital (COC)

02/02/12 24
EPS Forecast – Continuing Operations
($ Earnings Per Share)
Proprietary and Confidential
First Quarter Full Year
2012 Comparable EPS Forecast
(1)
$   0.55 - 0.58 $ 4.00 - 4.10
2011 Comparable EPS
(1)
$0.51 $3.49
(1)
Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. 2012 Comparable EPS Forecast excludes $0.02 in restructuring charges.

02/02/12 25
Comparable EPS – Excluding Non-Service Pension Costs
($ Earnings Per Share)
Proprietary and Confidential
Comparable EPS
(1)
$ 2.09 3.09 3.41 3.94 4.13 4.68 1.70 2.22 3.49 4.05
Non-Service Pension
Costs
(2)
$ 0.44 0.22 0.18 0.22 (0.09) (0.25) 0.50 0.31 0.22 0.39
Comparable EPS
Excluding Non-Service
Pension Costs
(1) (3)
$ 2.53 3.31 3.59 4.16 4.04 4.43 2.20 2.53 3.71 4.44
Comparable
Earnings Per Share
Excluding Pension
(1) (3)
GAAP EPS $ 2.09 3.27 3.53 3.99 4.19 4.51 1.62 2.37 3.31 4.03
(1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures.
(2) Non-service pension costs primarily represents interest cost, expected return on plan assets and recognized net actuarial gains/losses.
(3) Given the potentially significant change in pension expense from year to year and the non-operational nature of pension expense, the company uses Comparable EPS
Excluding Non- Service Pension Costs, a non-GAAP financial measure, which excludes non-service pension costs and other non-operational items, to better evaluate year over year operating performance.
$2.53
$3.31
$3.59
$4.16
$4.04
$4.43
$2.20
$2.53
$3.71
$4.44
2003 2004 2005 2006 2007 2008 2009 2010 2011
2012
Forecast
Midpoint

Q&A 02/02/12 26 Proprietary and Confidential

Appendix
Business Segment Detail
Central Support Services
Balance Sheet
Asset Management
Return on Capital History
Financial Indicators Forecast
Pension Expense
New Income Statement Format
Non-GAAP Financial Measures & Reconciliations
02/02/12 27 Proprietary and Confidential

02/02/12 Proprietary and Confidential 28
Fleet Management Solutions (FMS)
2011 2010 % B/(W)
Full Service Lease 508.4 $          485.0 $          5%
Contract Maintenance 38.8                39.0                (1)%
Contractual Revenue 547.2              524.0              4%
Contract-related Maintenance 49.1                39.6                24%
Commercial Rental 200.3              145.5              38%
Other 16.7                17.1                (2)%
Operating Revenue 813.3              726.3              12%
Fuel Services Revenue 261.3              221.8              18%
Total Revenue 1,074.7 $       948.1 $          13%
Segment Earnings Before Tax (EBT) 69.9 $             49.5 $             41%
Segment EBT as % of Total Revenue 6.5% 5.2%
Segment EBT as % of Operating Revenue 8.6% 6.8%
Fourth Quarter
($ Millions)

02/02/12 Proprietary and Confidential 29
Fleet Management Solutions (FMS)
Full Year
($ Millions)
2011 2010 % B/(W)
Full Service Lease 1,996.3 $      1,934.3 $      3%
Contract Maintenance 155.2 158.8 (2)%
Contractual Revenue 2,151.5 2,093.1 3%
Contract-related Maintenance 192.7 160.9 20%
Commercial Rental 722.6 525.1 38%
Other 69.1 67.4 2%
Operating Revenue 3,135.9 2,846.5 10%
Fuel Services Revenue 1,082.5 865.6 25%
Total Revenue 4,218.3 $      3,712.2 $      14%
Segment Earnings Before Tax (EBT) 250.1 $         172.2 $         45%
Segment EBT as % of Total Revenue 5.9% 4.6%
Segment EBT as % of Operating Revenue 8.0% 6.0%
Adjusted Return on Capital 5.8% 5.1%

02/02/12 Proprietary and Confidential 30
Supply Chain Solutions (SCS)
Fourth Quarter
($ Millions)
2011 2010 % B/(W)
Automotive 123.3 $         114.3 $         8%
High-Tech 59.4               59.3               -
Retail & CPG 103.2             46.0               124%
Industrial & Other 38.8               38.7               -
Operating Revenue 324.7             258.3             26%
Subcontracted Transportation 84.0               66.8               26%
Total Revenue 408.7 $         325.1 $         26%
Segment Earnings Before Tax (EBT) 17.8 $            12.3 $            44%
Segment EBT as % of Total Revenue 4.3% 3.8%
Segment EBT as % of Operating Revenue 5.5% 4.8%
Memo: Fuel Costs 26.2 $            21.0 $            (25)%

02/02/12 31
Supply Chain Solutions (SCS)
Full Year
($ Millions)
2011 2010 % B/(W)
Automotive 469.2 $         449.2 $         4%
High-Tech 236.1             220.5             7%
Retail & CPG 420.5             177.8             137%
Industrial & Other 165.0             157.5             5%
Operating Revenue 1,290.9         1,005.0         28%
Subcontracted Transportation 314.5             247.3             27%
Total Revenue 1,605.4 $      1,252.3 $      28%
Segment Earnings Before Tax (EBT) 69.5 $            47.1 $            47%
Segment EBT as % of Total Revenue 4.3% 3.8%
Segment EBT as % of Operating Revenue 5.4% 4.7%
Adjusted Return on Capital 11.2% 16.9%
Memo: Fuel Costs 96.4 $            78.8 $            (22)%
31 Proprietary and Confidential

02/02/12 Proprietary and Confidential 32
Dedicated Contract Carriage (DCC)
Fourth Quarter
($ Millions)
2011 2010 % B/(W)
Operating Revenue
147.1 $    119.3 $    23%
Subcontracted Transportation
9.5 2.6 269%
Total Revenue
156.6 $    121.8 $    29%
Segment Earnings Before Tax (EBT)
7.0 $        6.5 $        7%
Segment EBT as % of Total Revenue
4.5% 5.3%
Segment EBT as % of Operating Revenue
4.8% 5.5%
Memo: Fuel Costs
33.7 $      22.3 $      (51)%

02/02/12
Dedicated Contract Carriage (DCC)
2011 2010 % B/(W)
Operating Revenue
566.6 $     468.5 $     21%
Subcontracted Transportation
34.0          14.0          142%
Total Revenue
600.7 $     482.6 $     24%
Segment Earnings Before Tax Earnings (EBT)
32.5 $       31.0 $       5%
Segment EBT as % of Total Revenue
5.4% 6.4%
Segment EBT as % of Operating Revenue
5.7% 6.6%
Adjusted Return on Capital
16.6% 18.2%
Memo: Fuel Costs
127.3 $     83.9 $       (52)%
Full Year
($ Millions)
33 Proprietary and Confidential

02/02/12 Proprietary and Confidential 34
Central Support Services (CSS)
2011 2010 % B/(W)
Allocated CSS Costs
40.8 $        37.2 $         (10)%
Unallocated CSS Costs
11.1           10.8            (3)%
Total CSS Costs
52.0 $        48.0 $         (8)%
Fourth Quarter
($ Millions)

02/02/12
Central Support Services (CSS)
2011 2010 % B/(W)
Allocated CSS Costs
161.1 $      142.2 $       (13)%
Unallocated CSS Costs
42.7           41.5            (3)%
Total CSS Costs
203.8 $      183.7 $       (11)%
Full Year
($ Millions)
35 Proprietary and Confidential

02/02/12 Proprietary and Confidential 36
Balance Sheet
December 31, December 31,
2011 2010
Cash and Cash Equivalents 105 $                213 $
Other Current Assets 984                     810
Revenue Earning Equipment, Net 5,050                4,201
Operating Property and Equipment, Net 624                     607
Other Assets 856                     821
Total Assets 7,618 $             6,652 $
Short-Term Debt / Current Portion Long-Term Debt 274 $                420 $
Other Current Liabilities 900                     711
Long-Term Debt 3,108                2,327
Other Non-Current Liabilities (including Deferred Income Taxes) 2,018                1,790
Shareholders' Equity 1,318                1,404
Total Liabilities and Shareholders' Equity 7,618 $             6,652 $
($ Millions)

U.S. Asset Management Update (a)
(a)
U.S. only
(b)
Excludes early terminations where customer purchases vehicle
(c)
Current year statistics may exclude some units due to a lag in reporting
(b)(c)
Number of
Units
3,469
4,350
3,929
4,103
4,243
4,793
3,824
5,168
4,698
4,363
7,537
6,096
4,698
9,060
3,636
4,190
7,784
3,012
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
10,000
Redeployments Extensions Early Terminations
FY 06 FY 07 FY 08 FY 09 FY 10 FY 11
02/02/12 37 Proprietary and Confidential
Redeployments – vehicles
coming off-lease with useful
life remaining are redeployed
in the Ryder fleet (Commercial
Rental, DCC, SCS, or with
another Lease customer).
– Ryder re-prices
lease contract and extends
maturity date.
–
customer elects to terminate
lease prior to maturity.
Depending on the remaining
useful life, the vehicle may be
redeployed in the Ryder fleet
(Commercial Rental, DCC,
SCS, other Lease customer) or
sold by Ryder.
Extensions
Early terminations

02/02/12 Proprietary and Confidential 38
2000 2001 2002 2003
2004 2005 2006 2007 2008
Financial Indicators Forecast
(1)
Gross Capital Expenditures
(3)
($ Millions) Total Cash Generated
(2) (3)
Total Obligations to Equity Ratio
(2)
$1,289
$600
$725
$1,165
$657
$1,399
$1,182
2000 2001 2002 2003 2004 2005
Memo: Free Cash Flow (2) (3)
$1,757
2006 2007 2008
$1,265
2009 2010
2010 2009
$611
131 367 357 289 (208)
(4)
380 (242) (439) 341 614
$1,088
Total Obligations to Equity
Balance Sheet Debt to Equity
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
275%
146%
129%
234%
151%
157%
168%
225%
183%
203%
201%
Significant and predictable cash generation
Invest in growth (organic, acquisitions)
Over time appropriately move financial
leverage towards long term target of
250-300% Total Obligations to Equity
263%
Long
Term
Target
Midpoint
2011
(430)
2012
Forecast
Midpoint
2011
261%
Forecast
Midpoint
258
$1,760
Full Service Lease
PP&E/Other
Commercial Rental
2012
275%
2012
Forecast
Midpoint
$2,200
2011
(257)
$1,054
$835
$949
$1,091
$1,381
$1,179
$1,252
$1,684
$1,571
$1,266
$1,328
$1,442
$1,690
(1)
Obligations to Equity include acquisitions. Free Cash Flow and Gross Capital Expenditures exclude acquisitions.
(2)
Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures.
(3)
2000-2004 not restated for operations discontinued in 2009.
(4)
Includes $176 million payment to the IRS related to full resolution of 1998 - 2000 tax period matters.

02/02/12 Proprietary and Confidential 39
Pension Expense
($ Millions)
2011 Pension Expense 38
Lower than Assumed Return on Assets in 2011 11
Lower Expected Return Assumption 7
Benefit of Pension Contributions (6)
Lower Discount Rate 4
2012 Estimated Pension Expense 54
$
$

New Income Statement Format - 2011
Proprietary and Confidential 40 02/02/12
($ Millions)
1Q 2011 2Q 2011 3Q 2011 4Q 2011 FY 2011
Lease & Rental Revenues 579.4 $    634.7 $    675.3 $    664.5 $    2,553.9 $
Services Revenue 632.7      640.5      669.9      666.0      2,609.2
Fuel Services Revenue 213.2      238.1      225.5      210.6      887.5
Total Revenues 1,425.4    1,513.3    1,570.7    1,541.1    6,050.5
Cost of Lease & Rental 408.5      429.2      461.8      446.6      1,746.1
Cost of Services 537.9      533.6      554.9      560.0      2,186.4
Cost of Fuel Services 209.0      233.5      223.3      207.7      873.5
Other Operating Expenses 34.6        30.2        30.3        34.1        129.2
Selling, General & Administrative Expenses 173.1      195.2      200.1      202.9      771.2
Gain on Vehicle Sales, net (12.3)       (15.7)       (18.3)       (16.6)       (62.9)
Interest Expense 34.4        33.0        32.7        33.0        133.2
Miscellaneous Income, net (4.1)         (0.6)         (1.7)         (2.6)         (9.1)
Restructuring and Other Charges, net 0.8          -          -          2.9          3.7
1,381.8    1,438.3    1,483.1    1,468.0    5,771.2
Earnings Before Income Taxes 43.6        75.0        87.6        73.1        279.4
Provision for Income Taxes 17.8        34.1        30.7        25.4        108.0
Earnings from Continuing Operations 25.9 $     40.9 $     56.9 $     47.7 $     171.4 $

New Income Statement Format - 2010
Proprietary and Confidential 41 02/02/12
($ Millions)
1Q 2010 2Q 2010 3Q 2010 4Q 2010 FY 2010
Lease & Rental Revenues 543.6 $    574.4 $    597.5 $    594.4 $    2,309.8 $
Services Revenue 504.3      527.3      541.2      536.9      2,109.7
Fuel Services Revenue 172.0      184.4      178.3      182.1      716.9
Total Revenues 1,219.9    1,286.1    1,316.9    1,313.4    5,136.4
Cost of Lease & Rental 387.6      396.4      414.7      405.6      1,604.3
Cost of Services 423.0      438.5      450.4      451.2      1,763.0
Cost of Fuel Services 167.6      179.4      173.8      178.3      699.1
Other Operating Expenses 39.8        32.8        30.8        30.8        134.2
Selling, General & Administrative Expenses 152.2      162.6      163.0      177.6      655.4
Gain on Vehicle Sales, net (4.5)         (6.6)         (6.9)         (10.7)       (28.7)
Interest Expense 33.3        31.2        31.9        33.6        130.0
Miscellaneous Income, net (1.5)         (0.3)         (2.7)         (2.6)         (7.1)
Restructuring and Other Charges, net -          (0.0)         0.0          (0.0)         (0.0)
1,197.4    1,233.9    1,254.9    1,263.8    4,950.1
Earnings Before Income Taxes 22.5        52.2        62.0        49.6        186.3
Provision for Income Taxes 9.6          21.6        22.3        8.1          61.7
Earnings from Continuing Operations 12.9 $     30.6 $     39.7 $     41.5 $     124.6 $

New Income Statement Format - 2009
Proprietary and Confidential 42 02/02/12
($ Millions)
1Q 2009 2Q 2009 3Q 2009 4Q 2009 FY 2009
Lease & Rental Revenues 551.0 $    574.5 $    573.7 $    566.6 $    2,265.9 $
Services Revenue 481.0      488.1      512.8      513.6      1,995.5
Fuel Services Revenue 142.4      149.4      167.3      166.8      625.9
Total Revenues 1,174.4    1,212.0    1,253.9    1,247.0    4,887.3
Cost of Lease & Rental 378.5      386.6      396.6      391.2      1,553.0
Cost of Services 407.5      402.8      418.3      433.7      1,662.3
Cost of Fuel Services 136.6      145.1      160.7      162.0      604.4
Other Operating Expenses 44.5        42.9        38.4        37.6        163.5
Selling, General & Administrative Expenses 146.7      156.6      161.9      160.3      625.5
Gain on Vehicle Sales, net (3.4)         (2.4)         (3.3)         (3.2)         (12.3)
Interest Expense 38.1        36.6        35.7        33.9        144.3
Miscellaneous Income, net 0.6          (1.4)         (2.4)         (0.5)         (3.7)
Restructuring and Other Charges, net 2.8          (0.2)         3.7          0.1          6.4
1,152.0    1,166.7    1,209.6    1,215.2    4,743.5
Earnings Before Income Taxes 22.4        45.3        44.2        31.8        143.8
Provision for Income Taxes 11.5        18.3        15.8        8.1          53.7
Earnings from Continuing Operations 10.9 $     27.1 $     28.4 $     23.7 $     90.1 $

02/02/12 Proprietary and Confidential 43
Non-GAAP Financial Measures
This presentation includes “non-GAAP financial measures” as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure.  Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP.
Specifically, the following non-GAAP financial measures are included in this presentation:
Non-GAAP Financial Measure Comparable GAAP Measure
Reconciliation & Additional Information
Presented on Slide Titled Page
Operating Revenue / Operating Revenue Forecast Total Revenue / Total Revenue Forecast Key Financial Statistics 5,6,19
Earnings Before Restructuring and Income Taxes Earnings before Income Taxes Business Segments 9-10
Comparable EPS Excluding Pension EPS Comparable EPS – Excluding Non-Service
Pension Costs

Comparable Earnings / Comparable EPS Earnings / EPS from Continuing Operations Earnings and EPS from Continuing Operations
Reconciliation

Comparable Earnings Before Income Tax /
Comparable Tax Rate
Earnings Before Income Tax / Tax Rate EBT and Tax Rate from Continuing Operations
Reconciliation
45-46
Comparable EPS Forecast EPS Forecast EPS Forecast – Continuing Operations 24
Adjusted Return on Capital / Adjusted Total Capital Net Earnings / Total Capital Adjusted Return on Capital Reconciliation
Segment Adjusted Return on Capital
Reconciliation
47-50
Total Cash Generated / Free Cash Flow Cash Provided by Operating Activities Cash Flow Reconciliation 53-54
Total Obligations / Total Obligations to Equity Balance Sheet Debt / Debt to Equity Debt to Equity Ratio
Debt to Equity Reconciliation
51-52
FMS / SCS / DCC Operating Revenue and Segment
EBT as % of Operating Revenue
FMS / SCS / DCC Total Revenue and Segment
EBT as % of Total Revenue
Fleet Management Solutions / Supply Chain
Solutions / Dedicated Contract Carriage
28-33

Earnings and EPS from Continuing Operations Reconciliation
($ Millions or $ Earnings Per Share)
4Q11 - 4Q11 - 4Q10 - 4Q10 -
Earnings EPS Earnings EPS
Reported 47.7 $     0.92 $     41.4 $     0.80 $
Int'l Asset Gain on Sale -             -          (0.9)         (0.02)
Tax Benefits -             -          (10.8)       (0.21)
Acquisition Related Transaction Costs 0.4           0.01        4.1           0.08
Restructuring Charges 2.0           0.04        -             -
Comparable 50.1 $     0.97 $     33.8 $     0.65 $
FY11 - FY11 - FY10 - FY10 -
Earnings EPS Earnings EPS
Reported 171.4 $   3.31 $     124.6 $   2.37 $
Int'l Asset Gain on Sale -             -             (0.9)         (0.02)
Tax Law Changes/Benefits 4.8           0.09        (10.8)       (0.21)
Acquisition Related Transaction Costs 1.9           0.04        4.1           0.08
Restructuring Charges 2.5           0.05        -             -
Comparable
180.6 $   3.49 $     117.0 $   2.22 $
Proprietary and Confidential 44 44 Proprietary and Confidential 02/02/12

EBT and Tax Rate from Continuing Operations Reconciliation
($ Millions or $ Earnings Per Share)
02/02/12 45 Proprietary and Confidential
4Q11 - 4Q11 - 4Q11 -
EBT Tax Tax Rate
Reported 73.1 $     25.4 $    34.8%
Acquisition Related Transaction Costs 0.4 -
Restructuring Charges 2.9 0.9
Comparable
76.4 $     26.3 $    34.4%
FY11 - FY11 - FY11 -
EBT Tax Tax Rate
Reported 279.4 $   108.0 $  38.7%
Tax Law Changes / Benefits - (4.8)
Acquisition Related Transaction Costs 2.1 0.2
Restructuring Charges 3.7 1.2
Comparable
285.2 $   104.6 $  36.7%

EBT and Tax Rate from Continuing Operations Reconciliation
($ Millions or $ Earnings Per Share)
02/02/12 46 Proprietary and Confidential
4Q10 - 4Q10 - 4Q10 -
EBT Tax Tax Rate
Reported 49.6 $     8.1 $      16.4%
Gain on Sale of Building (0.9) -
Tax Benefits - 10.8
Acquisition Costs 4.1 -
Comparable
52.7 $     18.9 $    35.9%
FY10 - FY10 - FY10 -
EBT Tax Tax Rate
Reported 186.3 $   61.7 $    33.1%
Gain on Sale of Building (0.9) -
Tax Benefits - 10.8
Acquisition Costs 4.1 -
Comparable
189.4 $   72.6 $    38.3%

02/02/12 Proprietary and Confidential 47
Adjusted Return on Capital Reconciliation
($ Millions)
(1) Earnings calculated based on a 12-month rolling period.
(2) Interest expense includes interest on off-balance sheet vehicle obligations.
(3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense.
(4) The average is calculated based on the average GAAP balances.
(5) Represents comparable earnings items for those periods.
(6) The Company adopted adjusted return on capital, a non GAAP financial measure, as the Company believes that both debt (includes off-balance sheet debt) and equity should be included in evaluated how effectively capital is utilized  across the business.
2004 2005 2006 2007 2008 2009
Net earnings
(1)
216 $       227 $       249 $       254 $       200 $       62 $
Cumulative effect of change in
accounting principle - 2 - - - -
Restructuring and other charges,
net and other items (24) (2) - 1 70 30
Income taxes 115 129 144 152 150 54
Adjusted earnings before income
taxes 307 357 393 407 420 146
Adjusted interest expense
(2)
106 127 149 169 165 150
Adjusted income taxes
(3)
(156) (186) (207) (220) (230) (122)
Adjusted net earnings 257 $       298 $       332 $       356 $       355 $       174 $
Average total debt
(4)
1,811 $    2,148 $    2,480 $    2,848 $    2,882 $    2,692 $
Average off-balance sheet debt
(4)
152 148 99 150 171 142
Average total shareholders'
equity
(4)
1,412 1,555 1,610 1,791 1,778 1,396
Average adjustments to
shareholders' equity
(5)
(16) (5) (5) 1 10 16
Adjusted average total capital 3,359 $    3,846 $    4,184 $    4,789 $    4,841 $    4,245 $
Adjusted return on capital
(6)
7.7% 7.8% 7.9% 7.4% 7.3% 4.1%

02/02/12 Proprietary and Confidential 48
Adjusted Return on Capital Reconciliation
2010 2011
Net Earnings
(1)
118 $             170 $
Restructuring and Other Charges, Net and Other Items 6                     6
Income Taxes 61                  108
Adjusted Earnings Before Income Taxes 185                284
Adjusted Interest Expense
(2)
133                135
Adjusted Income Taxes
(3)
(124)              (157)
Adjusted Net Earnings 194 $             262 $
Average Total Debt
(4)
2,512 $          3,079 $
Average Off-Balance Sheet Debt
(4)
114                78
Average Total Shareholders' Equity
(4)
1,402             1,428
Average Adjustments to Shareholders' Equity
(5)
2                     4
Adjusted Average Total Capital 4,030 $          4,588 $
Adjusted Return on Capital
(6)
4.8% 5.7%
($ Millions)
(1) Earnings calculated based on a 12-month rolling period.
(2) Interest expense includes interest on off-balance sheet vehicle obligations.
(3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense.
(4) The average is calculated based on the average GAAP balances.
(5) Represents comparable earnings items for those periods.
(6) The Company adopted adjusted return on capital, a non GAAP financial measure, as the Company believes that both debt (includes off-balance sheet debt) and equity should be included in evaluated how effectively capital is utilized  across the business.

02/02/12 Proprietary and Confidential 49
Segment Adjusted Return on Capital Reconciliation
FMS SCS DCC
Net Earnings
(1)
152 $             43 $               20 $
Restructuring and Other Charges, Net and Other Items 6                     -                     -
Income Taxes 92                  26                  13
Adjusted Earnings Before Income Taxes 250                69                  33
Adjusted Interest Expense
(2)
135                5                     3
Adjusted Income Taxes
(3)
(136)              (29)                (15)
Adjusted Net Earnings 249 $             46 $               21 $
Average Total Debt
(4)
3,085 $          43 $               (53) $
Average Off-Balance Sheet Debt
(4)
76                  93                  127
Average Total Shareholders' Equity
(4)
1,144             270                50
Average Adjustments to Shareholders' Equity
(5)
5                     -                     -
Adjusted Average Total Capital 4,310 $          406 $             125 $
Adjusted Return on Capital
(6)
5.8% 11.2% 16.6%
($ Millions)
2011
(1) Earnings calculated based on a 12-month rolling period.
(2) Interest expense includes interest on off-balance sheet vehicle obligations.
(3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense.
(4) The average is calculated based on the average GAAP balances.
(5) Represents comparable earnings items for those periods.
(6) The Company adopted adjusted return on capital, a non GAAP financial measure, as the Company believes that both debt (includes off-balance sheet debt) and equity should be included in evaluated how effectively capital is utilized  across the business.

02/02/12 Proprietary and Confidential 50
Segment Adjusted Return on Capital Reconciliation
($ Millions)
2010
(1) Earnings calculated based on a 12-month rolling period.
(2) Interest expense includes interest on off-balance sheet vehicle obligations.
(3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense.
(4) The average is calculated based on the average GAAP balances.
(5) Represents comparable earnings items for those periods.
(6) The Company adopted adjusted return on capital, a non GAAP financial measure, as the Company believes that both debt (includes off-balance sheet debt) and equity should be included in evaluated how effectively capital is utilized  across the business.
FMS SCS DCC
Net Earnings
(1)
118 $            26 $              19 $
Restructuring and Other Charges, Net and Other Items - 3 -
Income Taxes 54 18 12
Adjusted Earnings Before Income Taxes 172 47 31
Adjusted Interest Expense
(2)
134 5 2
Adjusted Income Taxes
(3)
(103) (20) (14)
Adjusted Net Earnings 203 $            32 $              19 $
Average Total Debt
(4)
2,565 $         (6) $              (41) $
Average Off-Balance Sheet Debt
(4)
111 81 116
Average Total Shareholders' Equity
(4)
1,283 115 30
Average Adjustments to Shareholders' Equity
(5)

Adjusted Average Total Capital 3,959 $         191 $            75 $
Adjusted Return on Capital
(6)
5.1% 16.9% 18.2%

02/02/12 Proprietary and Confidential 51
Debt to Equity Reconciliation
% to % to % to % to % to % to % to % to
12/31/00 Equity 12/31/01 Equity 12/31/02 Equity 12/31/03 Equity 12/31/04 Equity 12/31/05 Equity 12/31/06 Equity 12/31/07 Equity
Balance Sheet Debt $2,017 161% $1,709 139% $1,552 140% $1,816 135% $1,783 118% $2,185 143% $2,817 164% $2,776 147%
Receivables Sold 345 110 - -        -       -         -         -
PV of minimum
lease payments
and guaranteed
residual values
under operating
leases for
vehicles 879 625 370 153 161 117 78           178
PV of contingent
rentals under
securitizations 209 441 311 -        -       -         -         -
Total Obligations $3,450 275% $2,885 234% $2,233 201% $1,969 146% $1,944 129% $2,302 151% $2,895 168% $2,954 157%
($ Millions)
Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt.

02/02/12 Proprietary and Confidential 52
Debt to Equity Reconciliation
($ Millions)
Note: Amounts may not recalculate due to rounding.
% to % to % to % to
12/31/08 Equity
12/31/09 Equity 12/31/10 Equity 12/31/11 Equity
Balance Sheet Debt $2,863 213% $2,498 175% $2,747 196% $3,382 257%
Receivables Sold -         -         -         -
PV of minimum
lease payments and
guaranteed residual
values under
operating leases for
vehicles 163         119        100        64
Total Obligations $3,026 225% $2,617 183% $2,847 203% $3,446 261%

02/02/12 Proprietary and Confidential 53
($ Millions)
Cash Flow Reconciliation
12/31/00
(4)
12/31/01
(4)
12/31/02
(4)
12/31/03
(4)
12/31/04
(4)
12/31/05 12/31/06 12/31/07 12/31/08 12/31/09
Cash Provided by Operating Activities 1,023 $   365 $      617 $      803 $      867 $      776 $      852 $      1,097 $   1,248 $   985 $
Less: Changes in Bal. of Trade Rec. Sold (270) 235 110 - - - - - - -
Collections of Direct Finance Leases 67 66 66 61 64 69 65 62 61 65
Proceeds from Sale (Prim. Rev. Earn. Equip.) 230 173 152 210 331 333 332 373 262 216
Proceeds from Sale & Leaseback of Assets - - - 13 118 - - 150 - -
Other Investing, Net 4 (4) 4 4 1 - 2 2 - -
Total Cash Generated
(1)
1,054 835 949 1,091 1,381 1,179 1,252 1,684 1,571 1,266
Capital Expenditures
(2)
(1,296) (704) (582) (734) (1,092) (1,387) (1,691) (1,304) (1,230) (652)
Free Cash Flow
(3)(5)
(242) $     131 $      367 $      357 $      289 $      (208) $     (439) $     380 $      341 $      614 $
Memo:
Depreciation Expense 580 $      545 $      552 $      625 $      706 $      735 $      739 $      811 $      836 $      881 $
Gains on Vehicle Sales, Net 19 $        12 $        14 $        16 $        35 $        47 $        51 $        44 $        39 $        12 $
(1) The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance.
Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, sale and leaseback of revenue earning equipment, collections on direct finance leases and other cash inflows.
(2)
Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment.
(3) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited.
(4)
Amounts have not been recasted for discontinued operations.
(5)
Free Cash Flow excludes acquisitions and changes in restricted cash.

02/02/12 Proprietary and Confidential 54
($ Millions)
Cash Flow Reconciliation
(1) The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance.
Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, sale and leaseback of revenue earning equipment, collections on direct finance leases and other cash inflows.
(2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment.
(3) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited.
(4)
Free Cash Flow excludes acquisitions and changes in restricted cash.
12/31/10 12/31/11
Cash Provided by Operating Activities from Continuing Operations 1,028 $     1,042 $
Proceeds from Sales (Primarily Revenue Earning Equipment) 235 300
Proceeds from Sale and Leaseback of Assets - 37
Collections of Direct Finance Leases 62 62
Other, Net 3 -
Total Cash Generated
(1)
1,328 1,442
Capital Expenditures
(2)
(1,070) (1,699)
Free Cash Flow
(3)(4)
258 $       (257) $
Memo:
Depreciation Expense 834 $       872 $
Gains on Vehicle Sales, Net 29 $         63 $